UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1151 Maplewood Drive
Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 630-250-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2015, Knowles Corporation, a Delaware corporation (“Knowles”), completed its acquisition of all of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of Audience, Inc., a Delaware corporation (“Audience”), pursuant to an Agreement and Plan of Merger, dated as of April 29, 2015 (the “Merger Agreement”), by and among Knowles, Orange Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Knowles (“Purchaser”), and Audience, pursuant to which Purchaser offered to purchase all of the outstanding Shares (the “Offer”).

Based on preliminary information from Computershare, the exchange agent for the Offer, 21,349,817 Shares, representing over 89.1 percent of the outstanding Shares of Audience as of the close of business on June 30, 2015, were validly tendered and not validly withdrawn prior to the expiration of the Offer. All of such Shares have been accepted for payment in accordance with the terms of the Offer, including 1,534,095 of such Shares that were tendered pursuant to the Offer’s guaranteed delivery procedure.

On July 1, 2015, in accordance with the Merger Agreement and the “short-form” merger procedure available under Section 251(h) of the Delaware General Corporation Law, Purchaser filed a Certificate of Merger with the Secretary of State of the State of Delaware whereupon Purchaser was merged with and into Audience (the “Merger”), and Audience became a wholly owned subsidiary of Knowles.

As a result of the Offer and the Merger, Knowles is expected to issue and pay to former holders of Shares an aggregate of approximately 3.2 million shares of its common stock and approximately $60.1 million in cash.

The description of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 hereto, which is incorporated by reference herein. The Merger Agreement contains representations and warranties of Audience, Knowles and Purchaser made solely to each other as of specific dates. Those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by Audience, Knowles and Purchaser. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among Audience, Knowles and Purchaser rather than establishing matters as facts.

On July 1, 2015, Knowles issued a press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Audience, Inc. at December 31, 2014 and December 31, 2013 and for each of the years in the three-year period ended December 31, 2014 and the notes related thereto are filed as Exhibit 99.2 hereto, and the unaudited consolidated financial statements of Audience, Inc. at March 31, 2015 and for the quarters ended March 31, 2015 and March 31, 2014 and the notes related thereto are filed as Exhibit 99.3.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) was included in the Form S-4 filed by Knowles on May 19, 2015, as amended on each of June 11, 2015 and June 17, 2015 and declared effective by the Securities and Exchange Commission on June 30, 2015, and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 29, 2015, by and among Knowles Corporation, Orange Subsidiary, Inc. and Audience, Inc. (previously filed on April 30, 2015, as Exhibit 2.1 to Knowles Corporation’s Current Report on Form 8-K and incorporated herein by reference)*

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Audience, Inc.

99.1	Press release of Knowles Corporation issued July 1, 2015 (incorporated by reference from Exhibit (a)(5)(F) to the Amendment No. 5 to the Schedule TO of Knowles Corporation and Orange Subsidiary, Inc., filed with the Securities and Exchange Commission on July 1, 2015)

99.2	Excerpt from Form 10-K of Audience, Inc. for the year ended December 31, 2014 setting forth its audited consolidated financial statements as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014

99.3	Excerpt from Form 10-Q of Audience, Inc. for the quarter ended March 31, 2015 setting forth its unaudited consolidated financial statements at March 31, 2015 and for the quarters ended March 31, 2015 and March 31, 2014

99.4	Unaudited Pro Forma Financial Information (incorporated by reference from the Form S-4 filed by Knowles Corporation on May 19, 2015, as amended on each of June 11, 2015 and June 17, 2015 and declared effective by the Securities and Exchange Commission on June 30, 2015)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Knowles Corporation undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: July 1, 2015
	By:	/s/ Thomas G. Jackson
Thomas G. Jackson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 29, 2015, by and among Knowles Corporation, Orange Subsidiary, Inc. and Audience, Inc. (previously filed on April 30, 2015, as Exhibit 2.1 to Knowles Corporation’s Current Report on Form 8-K and incorporated herein by reference)*

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Audience, Inc.

99.1	Press release of Knowles Corporation issued July 1, 2015 (incorporated by reference from Exhibit (a)(5)(F) to the Amendment No. 5 to the Schedule TO of Knowles Corporation and Orange Subsidiary, Inc., filed with the Securities and Exchange Commission on July 1, 2015)

99.2	Excerpt from Form 10-K of Audience, Inc. for the year ended December 31, 2014 setting forth its audited consolidated financial statements as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014

99.3	Excerpt from Form 10-Q of Audience, Inc. for the quarter ended March 31, 2015 setting forth its unaudited consolidated financial statements at March 31, 2015 and for the quarters ended March 31, 2015 and March 31, 2014

99.4	Unaudited Pro Forma Financial Information (incorporated by reference from the Form S-4 filed by Knowles Corporation on May 19, 2015, as amended on each of June 11, 2015 and June 17, 2015 and declared effective by the Securities and Exchange Commission on June 30, 2015)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Knowles Corporation undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

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